Exhibit 10.1

AMENDMENT NO. 4, dated as of May 14, 2014 (this “Amendment”), among ASPECT SOFTWARE PARENT, INC., a Delaware corporation (“Parent”), ASPECT SOFTWARE, INC., a Delaware corporation (the “Borrower”), ASPECT SOFTWARE GROUP HOLDINGS LTD., an exempted company organized under the laws of the Cayman Islands (“TopCo”), DAVOX INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), to the CREDIT AGREEMENT dated as of May 7, 2010 (as amended by that certain Amendment No. 1, dated as of November 14, 2012, that certain Incremental Facility Amendment, dated as of July 2, 2013, that certain Amendment No. 3 dated as of May 6, 2014, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, the Lenders party thereto, the Administrative Agent, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents and certain affiliates of Borrower which are no longer parties to the Credit Agreement. Capitalized terms used herein shall have the meanings ascribed to them herein or if not defined herein shall have the meaning provided in the Credit Agreement.
WHEREAS, pursuant to the Credit Agreement, the Lenders have made Term Loans, Revolving Commitments and/or Revolving Loans, as applicable, to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, Parent, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to extend the maturity date with respect to the Revolving Commitment of each such Lender;
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Amendment. Section 1.01 of the Credit Agreement is hereby amended by deleting “Revolving Maturity Date” in its entirety and substituting the following in its stead:
“Revolving Maturity Date” means June 2, 2014.
SECTION 2. Covenant. The Borrower hereby agrees that at no time prior to the termination of the Revolving Commitments on the Revolving Maturity Date (as defined after giving effect to this Amendment) shall the Revolving Exposure exceed $20,000,000.
SECTION 3. Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective as of May 14, 2014, immediately prior to the automatic termination of the Revolving Commitments on the Revolving Maturity Date (as defined in the Credit Agreement prior to giving effect to this Amendment), upon the satisfaction (or waiver by the Lenders party hereto) of the following conditions:
(a) The Administrative Agent shall have received from each existing Revolving Lender and each other party hereto either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission (including Adobe pdf file) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The representations and warranties of TopCo and each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the effective date of this Amendment (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(c)At the time of and immediately after giving effect to the effectiveness of this Amendment, no Default shall have occurred and be continuing.
SECTION 4. Representations and Warranties. Each of TopCo, Parent, the Borrower and the other Loan Parties hereto hereby represents and warrants to the Administrative Agent and the Lenders party hereto that:
(a)Each of TopCo and the Loan Parties has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment.
(b)The Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of TopCo, Parent, the Borrower and each other Loan Party, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The representations and warranties of TopCo and each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse Effect” or similar language are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(d)No Default exists or would result from the Amendment.
SECTION 5. Reaffirmation. Each of TopCo and the Loan Parties hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each of TopCo and each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby (a) reaffirms and confirms its guarantees, pledges, grants and other commitments and obligations, as applicable, under the Loan Documents to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party, and (c) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) the Loan Documents to which it is a party, as amended supplemented and otherwise modified hereby, shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Parent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 7. Applicable Law; Waiver of Jury Trial. (a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(a)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 8. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Parent, the Borrower, the Administrative Agent and each Lender party hereto.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 10. Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ASPECT SOFTWARE PARENT, INC.,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: President

ASPECT SOFTWARE, INC., as Borrower,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Chief Financial Officer

ASPECT SOFTWARE GROUP HOLDINGS LTD.,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Chief Financial Officer

DAVOX INTERNATIONAL HOLDINGS LLC,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: President

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
By
/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President